Exhibit 10.4

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 2, 2016 is made by and among STAPLES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (defined below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, as Administrative Agent, as the lender of Swing Line Loans and as an Issuing Bank, Barclays Bank PLC and HSBC Bank USA, National Association, as Issuing Banks and the lenders from time to time party thereto (collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of May 31, 2013 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility;

WHEREAS, pursuant to an Agreement and Plan of Merger dated as of February 4, 2015 (together with all exhibits, annexes, schedules and other disclosure letters thereto, collectively, as modified, amended, supplemented, consented to or waived, the “Acquisition Agreement”), by and among the Borrower, Office Depot. and Staples AMS, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower (“Merger-Sub”), Borrower has agreed (a) to acquire 100% of the equity interest in Office Depot, Inc., a Delaware corporation (the “Office Depot”, such transaction, the “Office Depot Acquisition”) and (b) to consummate certain other transactions in connection with the Office Depot Acquisition;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it intends to finance the Office Depot Acquisition with, among other sources, up to $2,500,000,000 of borrowings under a senior secured term loan facility (the “Acquisition Term Loan”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that pursuant to the proposed terms of the Acquisition Term Loan the commitments made by the lenders under the Acquisition Term Loan will expire at 5:00 p.m. New York City time on February 4, 2016 (the “Commitment Termination”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Office Depot Acquisition may not be consummated on or prior to February 4, 2016;

WHEREAS, in order to avoid the occurrence of the Commitment Termination, the Borrower, or its wholly-owned subsidiary, intends to make a borrowing under the Acquisition Term Loan and to place the proceeds therefrom into one or more escrow accounts (the “Escrow

Account”) held by JPMorgan Chase Bank, N.A., as escrow agent (the “Acquisition Escrow Arrangement”); and

WHEREAS, in connection with the foregoing, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions are hereby added to §1.1 of the Credit Agreement in the proper alphabetical order:

“Acquisition Escrow Agreement.  The escrow arrangement between the Borrower and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), pursuant to which the Escrow Agent will hold the proceeds of the Acquisition Term Loan in an escrow account (the “Escrow Account”) until the proceeds are applied towards the Office Depot Acquisition, which escrow agreement will be in form and substance reasonably acceptable to the Administrative Agent.”

“Acquisition Term Loan.  A senior secured term loan facility in the amount of up to $2,500,000,000, incurred by the Borrower for the purpose of financing the Office Depot Acquisition.”

“Amendment No. 2 Effective Date.  February 2, 2016.”

“Office Depot Acquisition.  The merger of Office Depot, Inc., a Delaware corporation (“Office Depot”) with Staples AMS, Inc., a Delaware corporation and a wholly owned Subsidiary of the Borrower (“Merger-Sub”), with Office Depot as the surviving entity and new wholly owned Subsidiary of the Borrower, pursuant to that certain Agreement and Plan of Merger, dated as of February 4, 2015, among Office Depot, Merger-Sub and the Borrower.”

(b)                                 Section 1.1 of the Credit Agreement is hereby further amended by amending the following definitions in their entirety as follows:

“Consolidated Total Funded Debt.  With respect to the Borrower and its Subsidiaries, as at any date of determination, on a consolidated basis, the aggregate (without duplication) of (a) all outstanding Indebtedness of the Borrower and its Subsidiaries relating to or in respect of (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds and standby letters of credit outstanding but excluding documentary letters of credit, (ii) the deferred purchase price of assets (other than (i) accounts payable and accrued expenses and (ii) earnouts or other earned deferred payment obligations measured in whole or in part by events or performance occurring after the purchase, to the extent such obligations have not yet been recorded as liabilities on the consolidated balance sheet of the Borrower), (iii) any Synthetic Leases or any Capitalized Leases, and (iv) the Permitted Securitization Transactions, plus (b) all Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Borrower or any of its Subsidiaries, provided that for the purpose of calculating the Adjusted Funded Debt to Total Capitalization Ratio, Consolidated Total Funded Debt shall not include any debt incurred by the Borrower or any Subsidiary pursuant to the Acquisition Term Loan.”

“Consolidated Total Interest Expense.  For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and Synthetic Leases, and including facility fees, commitment fees, usage fees, agency fees, balance deficiency fees, and similar fees or expenses in connection with the borrowing of money, as determined in accordance with GAAP, provided that for the purpose of calculating the Fixed Charge Coverage Ratio, Consolidated Total Interest Expense shall not include any interest payable under the Acquisition Term Loan from the period commencing on the Amendment No. 2 Effective Date and ending on September 10, 2016.”

(c)                                  Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (o), (ii) deleting the period at the end of subsection (p) and replacing it with “; and”, and (iii) adding the following new subsection (q) immediately after subsection (p):

“(q)         Indebtedness of the Borrower or any Subsidiary in respect of the Acquisition Term Loan.”

(d)                                 Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (xiv), (ii) deleting the period at the end of subsection (xv) and replacing it with “; and”, and (iii) adding the following new subsection (xvi) immediately after subsection (xv):

“(xvi)      liens arising under the Acquisition Escrow Agreement.”

(e)                                  Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (o), (ii) deleting the period at the end of subsection

(p) and replacing it with “; and”, and (iii) adding the following new subsection (q) immediately after subsection (p):

“(q)         Investments with respect to the Acquisition Term Loan proceeds in the Escrow Account.”

2.             Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)                                     one or more counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(ii)                                  such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

(b)                                 all legal fees and expenses of the Administrative Agent’s Special Counsel in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                      Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                 After giving effect to this Amendment, (i) the representations and warranties contained in §5 of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of §5.4 of the Credit Agreement shall be deemed to refer to the most recent consolidated balance sheet and the related consolidated statements of income and cash flows furnished pursuant to subsections (a) and (b), respectively, of §6.4 of the Credit Agreement, and (ii) no Default exists.

(b)                                 Since January 31, 2015, there has been no change in the operations, business, properties, assets or financial condition of the Borrower and its Subsidiaries as shown on or reflected in such consolidated balance sheet or the consolidated statements of income and cash flows for the fiscal year then ended, other than changes that could not reasonably be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

(c)                                  This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.                                      Entire Agreement.  This Amendment constitutes a Loan Document and, together with all other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with §24 of the Credit Agreement.

5.                                      Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic imaging means (e.g., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State and shall be further subject to the provisions of §19 and §23 of the Credit Agreement.

8.                                      Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.                                      References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in §17.2 of the Credit Agreement.

11.                               FATCA.  Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

12.                               No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

STAPLES, INC.

By:	/s/ Christine T. Komola
	Name:	Christine T. Komola
	Title:	Executive Vice President and
Chief Financial Officer

Staples, Inc.

Amendment No. 2

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
	Name:	Liliana Claar
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

BANK OF AMERICA, N.A., as an Issuing Bank, lender of Swing Line Loans and a Lender

By:	/s/ Carlos Medina
	Name:	Carlos Medina
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

BARCLAY BANK PLC, as an Issuing Bank and a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Catherine Dong
	Name:	Catherine Dong
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

JPMORGAN CHASE BANK, as a Lender

By:	/s/ Lauren Baker
	Name:	Lauren Baker
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Director

Staples, Inc.

Amendment No. 2

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Alejandro Romero
	Name:	Alejandro Romero
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

Staples, Inc.

Amendment No. 2

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Richards
Name:	Michael Richards
Title:	Managing Director, Senior Vice President

Staples, Inc.

Amendment No. 2

Signature Page

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
	Name:	William Maag
	Title:	Managing Director

Staples, Inc.

Amendment No. 2

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Conan Schleicher
	Name:	Conan Schleicher
	Title:	Senior Vice President

Staples, Inc.

Amendment No. 2

Signature Page

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Katie Cunningham
	Name:	Katie Cunningham
	Title:	Vice President

Staples, Inc.

Amendment No. 2

Signature Page

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:	/s/ Jane Macdonald
	Name:	Jane Macdonald
	Title:	Associate Director

Staples, Inc.

Amendment No. 2

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mauricio Saishio
	Name:	Mauricio Saishio
	Title:	Director

Staples, Inc.

Amendment No. 2

Signature Page

WESTPAC BANKING CORPORATION, as a Lender

By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Director

Staples, Inc.

Amendment No. 2

Signature Page